Exhibit 24.1

POWER OF ATTORNEY

(Alan Campbell)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chair of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ ALAN CAMPBELL
Alan Campbell

POWER OF ATTORNEY

(Atsushi Abe)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ ATSUSHI ABE
Atsushi Abe

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Gilles Delfassy)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ GILLES DELFASSY
Gilles Delfassy

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Paul Mascarenas)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ PAUL A. MASCARENAS
Paul A. Mascarenas

POWER OF ATTORNEY

(Daryl A. Ostrander)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ DARYL A. OSTRANDER
Daryl A. Ostrander

POWER OF ATTORNEY

(Teresa M. Ressel)

I hereby appoint Bernard Gutmann and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form S-8 relating to new shares to be registered under the Amended and Restated Stock Incentive Plan (as amended by the Third Amendment effective May 17, 2017), together with any and all amendments thereto (including post-effective amendments) and all documents in connection therewith.

Dated: August 7, 2017

/s/ TERESA M. RESSEL
Teresa M. Ressel